(g)(2)(i)

February 9, 2015

Mary Jean Milner

Managing Director

BNY Mellon

1 Wall Street, 16th Floor

New York, NY  10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, and Fund Accounting Agreement, each dated January 6, 2003, the Cash Reserve Agreement, dated March 31, 2003, the Custody & Fund Accounting Fee Schedule For Voya family of funds and the Global Securities Fee Schedule For Voya family of funds, each effective January 1, 2008, and the Letter of Instruction and Indemnification Agreement In Connection With Signature Guarantees and Signature Verifications, dated January 12, 2011 (collectively, the “Agreements”), we hereby notify you of the addition of VY® Goldman Sachs Bond Portfolio, Voya Retirement Solution 2060 Fund, Voya Index Solution 2060 Portfolio, and Voya Solution 2060 Portfolio (collectively, the “Funds”), each a newly established series of Voya Variable Insurance Trust, Voya Separate Portfolios Trust, Voya Partners Inc., and Voya Partners Inc., respectively, effective on February 9, 2015, to be included on the Amended Exhibit A to the Agreements.  This Amended Exhibit A supersedes the previous Amended Exhibit A dated August 6, 2014.

The Amended Exhibit A has also been updated: 1) to reflect the recent name changes for Voya International Value Equity Fund to Voya Global Value Advantage Fund, Voya Strategic Income Fund to Voya Strategic Income Opportunities Fund, and VY® PIMCO Bond Portfolio to Voya Aggregate Bond Portfolio; and 2) to reflect removal of Voya Global Opportunities Fund, because this series recently merged.

Please note that the SEC effective date of Voya Retirement Solution 2060 Fund is yet to be determined, but it is scheduled to be on or about October 1, 2015.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.  If you have any questions, please contact me at (480) 477-2190.

Sincerely,

By:	/s/ Todd Modic
Name:	Todd Modic
Title:	Senior Vice President
Voya Funds Trust
Voya Mutual Funds
Voya Partners Inc.
Voya Separate Portfolios Trust
Voya Variable Insurance Trust

ACCEPTED AND AGREED TO:

The Bank of New York Mellon

By:	/s/ Mary Jean Milner
Name:	Mary Jean Milner
Title:	Managing Director, Duly Authorized

AMENDED EXHIBIT A

Fund	Effective Date
Voya Asia Pacific High Dividend Equity Income Fund	March 27, 2007

Voya Balanced Portfolio, Inc.
Voya Balanced Portfolio	July 7, 2003

Voya Corporate Leaders Trust Fund
Voya Corporate Leaders Trust — Series A	May 17, 2004
Voya Corporate Leaders Trust — Series B	May 17, 2004

Voya Emerging Markets High Dividend Equity Fund	April 26, 2011

Voya Equity Trust
Voya Growth Opportunities Fund	June 9, 2003
Voya Large Cap Value Fund	December 4, 2007
Voya MidCap Opportunities Fund	June 9, 2003
Voya Multi-Manager Mid Cap Value Fund	September 30, 2011
Voya Real Estate Fund	June 9, 2003
Voya SmallCap Opportunities Fund	June 9, 2003

Voya Funds Trust
Voya GNMA Income Fund	April 7, 2003
Voya High Yield Bond Fund	April 7, 2003
Voya Intermediate Bond Fund	April 7, 2003
Voya Short Term Bond Fund	December 17, 2012
Voya Strategic Income Opportunities Fund	October 15, 2012

Voya Global Advantage and Premium Opportunity Fund	October 27, 2005

Voya Global Equity Dividend and Premium Opportunity Fund	March 28, 2005

Voya Infrastructure, Industrials and Materials Fund	January 26, 2010

Voya International High Dividend Equity Income Fund	August 28, 2007

Voya Intermediate Bond Portfolio	July 7, 2003

Voya Investors Trust
VY® BlackRock Inflation Protected Bond Portfolio	April 30, 2007
VY® Clarion Global Real Estate Portfolio	January 3, 2006
VY® Clarion Real Estate Portfolio	January 3, 2006
VY® DFA World Equity Portfolio	August 20, 2007
VY® FMRSM Diversified Mid Cap Portfolio	January 6, 2003
VY® Franklin Income Portfolio	April 28, 2006
VY® Franklin Mutual Shares Portfolio	April 30, 2007
VY® Franklin Templeton Founding Strategy Portfolio	April 30, 2007
Voya Global Perspectives Portfolio	May 1, 2013
Voya Global Resources Portfolio	January 13, 2003
Voya High Yield Portfolio	November 5, 2003

Fund	Effective Date
VY® Invesco Growth and Income Portfolio	January 13, 2003
VY® JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
VY® JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
Voya Large Cap Growth Portfolio	May 3, 2004
Voya Large Cap Value Portfolio	May 11, 2007
Voya Limited Maturity Bond Portfolio	January 6, 2003
Voya Liquid Assets Portfolio	January 6, 2003
VY® Morgan Stanley Global Franchise Portfolio	January 13, 2003
Voya Multi-Manager Large Cap Core Portfolio	April 29, 2005
Voya Retirement Conservative Portfolio	August 12, 2009
Voya Retirement Growth Portfolio	August 12, 2009
Voya Retirement Moderate Growth Portfolio	August 12, 2009
Voya Retirement Moderate Portfolio	August 12, 2009
VY® T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
VY® T. Rowe Price Equity Income Portfolio	January 13, 2003
VY® T. Rowe Price International Stock Portfolio	April 29, 2005
VY® Templeton Global Growth Portfolio	January 13, 2003
Voya U.S. Stock Index Portfolio	November 5, 2003

Voya Money Market Portfolio
Voya Money Market Portfolio	July 7, 2003

Voya Mutual Funds
Voya Diversified Emerging Markets Debt Fund	October 15, 2012
Voya Diversified International Fund	December 7, 2005
Voya Emerging Markets Equity Dividend Fund	December 7, 2005
Voya Global Bond Fund	June 19, 2006
Voya Global Equity Dividend Fund	September 2, 2003
Voya Global Natural Resources Fund	November 3, 2003
Voya Global Perspectives Fund	March 28, 2013
Voya Global Real Estate Fund	November 3, 2003
Voya Global Value Advantage Fund	November 3, 2003
Voya International Core Fund	February 1, 2011
Voya International Real Estate Fund	February 28, 2006
Voya Multi-Manager Emerging Markets Equity Fund	September 30, 2011
Voya Multi-Manager International Equity Fund	December 15, 2010
Voya Multi-Manager International Small Cap Fund	November 3, 2003
Voya Russia Fund	November 3, 2003

Voya Natural Resources Equity Income Fund	October 24, 2006

Voya Partners, Inc.
Voya Aggregate Bond Portfolio	January 10, 2005
VY® American Century Small-Mid Cap Value Portfolio	January 10, 2005
VY® Baron Growth Portfolio	January 10, 2005
VY® Columbia Contrarian Core Portfolio	January 10, 2005
VY® Columbia Small Cap Value II Portfolio	April 28, 2006
VY® Fidelity® VIP Contrafund® Portfolio	November 15, 2004
VY® Fidelity® VIP Equity-Income Portfolio	November 15, 2004

Fund	Effective Date
VY® Fidelity® VIP Mid Cap Portfolio	November 15, 2004
Voya Global Bond Portfolio	January 10, 2005
Voya Index Solution 2015 Portfolio	March 7, 2008
Voya Index Solution 2020 Portfolio	September 28, 2011
Voya Index Solution 2025 Portfolio	March 7, 2008
Voya Index Solution 2030 Portfolio	September 28, 2011
Voya Index Solution 2035 Portfolio	March 7, 2008
Voya Index Solution 2040 Portfolio	September 28, 2011
Voya Index Solution 2045 Portfolio	March 7, 2008
Voya Index Solution 2050 Portfolio	September 28, 2011
Voya Index Solution 2055 Portfolio	December 4, 2009
Voya Index Solution 2060 Portfolio	February 9, 2015
Voya Index Solution Income Portfolio	March 7, 2008
VY® Invesco Comstock Portfolio	January 10, 2005
VY® Invesco Equity and Income Portfolio	January 10, 2005
VY® JPMorgan Mid Cap Value Portfolio	January 10, 2005
VY® Oppenheimer Global Portfolio	January 10, 2005
VY® Pioneer High Yield Portfolio	December 7, 2005
Voya Solution 2015 Portfolio	April 29, 2005
Voya Solution 2020 Portfolio	September 28, 2011
Voya Solution 2025 Portfolio	April 29, 2005
Voya Solution 2030 Portfolio	September 28, 2011
Voya Solution 2035 Portfolio	April 29, 2005
Voya Solution 2040 Portfolio	September 28, 2011
Voya Solution 2045 Portfolio	April 29, 2005
Voya Solution 2050 Portfolio	September 28, 2011
Voya Solution 2055 Portfolio	December 4, 2009
Voya Solution 2060 Portfolio	February 9, 2015
Voya Solution Aggressive Portfolio	May 1, 2013
Voya Solution Balanced Portfolio	June 29, 2007
Voya Solution Conservative Portfolio	April 30, 2010
Voya Solution Income Portfolio	April 29, 2005
Voya Solution Moderately Aggressive Portfolio	April 30, 2010
Voya Solution Moderately Conservative Portfolio	June 29, 2007
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
VY® T. Rowe Price Growth Equity Portfolio	January 10, 2005
VY® Templeton Foreign Equity Portfolio	November 30, 2005

Voya Separate Portfolios Trust
Voya Emerging Markets Corporate Debt Fund	July 20, 2012
Voya Emerging Markets Hard Currency Debt Fund	July 20, 2012
Voya Emerging Markets Local Currency Debt Fund	July 20, 2012
Voya Investment Grade Credit Fund	May 16, 2007
Voya Retirement Solution 2020 Fund	December 19, 2012
Voya Retirement Solution 2025 Fund	December 19, 2012
Voya Retirement Solution 2030 Fund	December 19, 2012
Voya Retirement Solution 2035 Fund	December 19, 2012
Voya Retirement Solution 2040 Fund	December 19, 2012
Voya Retirement Solution 2045 Fund	December 19, 2012

Fund	Effective Date
Voya Retirement Solution 2050 Fund	December 19, 2012
Voya Retirement Solution 2055 Fund	December 19, 2012
Voya Retirement Solution 2060 Fund	February 9, 2015
Voya Retirement Solution Income Fund	December 19, 2012
Voya Securitized Credit Fund	August 6, 2014

Voya Series Fund, Inc.
Voya Capital Allocation Fund	June 2, 2003
Voya Core Equity Research Fund	June 9, 2003
Voya Corporate Leaders 100 Fund	June 11, 2008
Voya Global Target Payment Fund	March 5, 2008
Voya Large Cap Growth Fund	February 29, 2012
Voya Mid Cap Value Advantage Fund	June 9, 2003
Voya Money Market Fund	June 2, 2003
Voya Small Company Fund	June 9, 2003

Voya Strategic Allocation Portfolios, Inc.
Voya Strategic Allocation Conservative Portfolio	July 7, 2003
Voya Strategic Allocation Growth Portfolio	July 7, 2003
Voya Strategic Allocation Moderate Portfolio	July 7, 2003

Voya Variable Funds
Voya Growth and Income Portfolio	July 7, 2003

Voya Variable Insurance Trust
VY® Goldman Sachs Bond Portfolio	February 9, 2015

Voya Variable Portfolios, Inc.
Voya Australia Index Portfolio	February 28, 2011
Voya Emerging Markets Index Portfolio	November 30, 2011
Voya Euro STOXX 50® Index Portfolio	August 3, 2009
Voya FTSE 100 Index® Portfolio	August 3, 2009
Voya Global Value Advantage Portfolio	January 16, 2008
Voya Hang Seng Index Portfolio	May 1, 2009
Voya Index Plus LargeCap Portfolio	July 7, 2003
Voya Index Plus MidCap Portfolio	July 7, 2003
Voya Index Plus SmallCap Portfolio	July 7, 2003
Voya International Index Portfolio	March 4, 2008
Voya Japan TOPIX Index® Portfolio	August 3, 2009
Voya Russell™ Large Cap Growth Index Portfolio	May 1, 2009
Voya Russell™ Large Cap Index Portfolio	March 4, 2008
Voya Russell™ Large Cap Value Index Portfolio	May 1, 2009
Voya Russell™ Mid Cap Growth Index Portfolio	May 1, 2009
Voya Russell™ Mid Cap Index Portfolio	March 4, 2008
Voya Russell™ Small Cap Index Portfolio	March 4, 2008
Voya Small Company Portfolio	July 7, 2003
Voya U.S. Bond Index Portfolio	March 4, 2008

Fund	Effective Date
Voya Variable Products Trust
Voya International Value Portfolio	November 3, 2003
Voya MidCap Opportunities Portfolio	October 6, 2003
Voya SmallCap Opportunities Portfolio	October 6, 2003